                                                                  EXHIBIT. 4.2

                                   SCHEDULE 1

                LOAN PARTY INFORMATION AND CERTAIN DEFINED TERMS

LOAN PARTY                                                   FEIN                MEMBER(S)
US Xchange, L.L.C. ("Holdings")                              38-33505418         Ronald H. VanderPol
                                                                                 Richard Postma
US Xchange Finance Company, L.L.C. ("Borrower")              36-4289909          Holdings
US Xchange of Wisconsin, L.L.C.                              38-3342305          Borrower
US Xchange of Illinois, L.L.C.                               38-3388717          Borrower
US Xchange of Indiana, L.L.C.                                38-3377167          Borrower
US Xchange of Michigan, L.L.C.                               38-3442002          Borrower

c/o      US Xchange, L.L.C.                                  With a copy to:
         20 Monroe Avenue N.W., Suite 450                    Bryan Cave LLP
         Grand Rapids, MI 49503                              211 North Broadway, Suite 3600
         Attention:  Vice President - Finance                St. Louis, MO 63102
         Telephone No.:(616) 493-7000                        Attention:  John P. Denneen, Esq.
         Telecopy: (616) 493-7007                            Telephone No.: (314) 259-2265
                                                             Telecopy:  (314) 259-2020


US XCHANGE, L.L.C., a Michigan limited liability company
    - Articles of Organization filed August 5, 1996
    - Operating Agreement dated as of August 1, 1996

US XCHANGE FINANCE COMPANY, L.L.C., a Delaware limited liability company
    - Certificate of Formation filed April 13, 1999
    - Limited Liability Company Agreement dated as of April 28, 1999

US XCHANGE OF WISCONSIN, L.L.C., a Delaware limited liability company
    - Certificate of Formation filed March 14, 1997, as corrected on October 27, 1997 and May 4, 1998
    - Limited Liability Company Agreement dated as of April 28, 1999

US XCHANGE OF ILLINOIS, L.L.C., a Delaware limited liability company
    - Certificate of Formation filed November 13, 1996, as corrected on March 3, 1998
    - Limited Liability Company Agreement dated as of April 28, 1999

US XCHANGE OF INDIANA, L.L.C., a Delaware limited liability company
    - Certificate of Formation filed November 13, 1996, as corrected on October 27, 1997
    - Limited Liability Company Agreement dated as of April 28, 1999

US XCHANGE OF MICHIGAN, L.L.C., a Delaware limited liability company
    - Certificate of Formation filed June 2, 1997, as corrected on October 9,
      1998
    - Limited Liability Company Agreement dated as of April 28, 1999




                                     MARKETS

Wisconsin        Indiana           Michigan              Illinois
---------        -------           --------              --------
Appleton         South Bend        Grand Rapids          Rockford
Neenah           Elkhart           Kalamazoo
Oshkosh          Ft. Wayne         Battle Creek
Green Bay        Bloomington       Muskegon
DePere           Evansville        Holland
Wausau           Indianapolis      Grand Haven
Milwaukee        Muncie
Racine           Lafayette
Kenosha          Anderson
Madison          Kokomo
Janesville       Marion
Beloit
- See Schedule 4.5 for list of all Regulatory Authorizations necessary to provide telecommunications services by the Loan Parties

                                  SCHEDULE 2.5


                                LOAN AMORTIZATION


                  The aggregate outstanding amount of the Loan on the Commitment Termination Date (the "Amortization Amount") shall be repayable in installments according to the following schedule:

                  YEAR ENDED             % OF AMORTIZATION AMOUNT

                  April 30, 2000                     0%
                  April 30, 2001                     0%
                  April 30, 2002                     0%
                  April 30, 2003                    10%
                  April 30, 2004                    15%
                  April 30, 2005                    20%
                  April 30, 2006                    25%
                  April 30, 2007                    30%


The amount due for each year shall be payable in equal quarterly installments on the last day of January, April, July and October, commencing July 31, 2002.


Example: Thus, if $20,000,000 is outstanding on April 30, 2002, $500,000 would be payable on each of 7/31/02, 10/31/02, 1/31/03 and 4/30/03.

                                  SCHEDULE 2.15

                                 COMMITMENT FEES



        The Commitment Fee shall be payable quarterly in arrears on the last day of July, October, January and April of each year, commencing July 31, 1999 and ending on April 30, 2001, at the rate shown below:

          Unused Commitment                                  Rate

          $33,333,333.33 or more                             1.25%

          Less than $33,333,333.33 but more
          than $16,666,666.67                                1.00%

          $16,666,666.67 or less                             0.75%

                                  SCHEDULE 4.4


                  REQUIRED CONSENTS OF GOVERNMENTAL AUTHORITIES



PUCS::
------
Indiana Utility Regulatory Commission - Local and interchange resale and facilities based authorizations


CITY PERMITS:
-------------

City of Menasha, WI - Joint Use Pole Attachment Agreement
City of Portage, WI - Telecommunications Permit
City of Green Bay, WI - Permit and License Agreement for Right of Way City of Madison, WI - Right of Way Permit and License Agreement

City of Elkhart, IN - Interim Telecommunications Permit Agreement City of Fort Wayne, IN - Interim Rights-of-Way Franchise Agreement City of Mishakawa, IN - Interim Telecommunications Permit Agreement,
                         Joint Pole Use Attachment Agreement
City of South Bend, IN - Interim Telecommunications Permit Agreement

City of Battle Creek, MI - Interim Telecommunications Agreement
City of Grand Rapids, MI - Telecommunications Permit
City of Kalamazoo, MI - Telecommunications Permit

                  Pursuant to s. 253 of the Telecommunications Act of 1996, no State or local statute or regulation or other State or local legal requirement, may prohibit or have the effect of prohibiting the ability of any entity to provide any interstate or intrastate telecommunications service.
s. 253 further provides that access to public rights of way must be made available by local municipalities on a competitively neutral and non-discriminatory basis. Accordingly, the foregoing municipal permits and agreements should be obtainable by any interstate or intrastate telecommunications provider, subject to payment of fair and reasonable compensation to the applicable municipality and subject to requirements necessary to protect the public safety and welfare.

                                  SCHEDULE 4.5
                           REGULATORY AUTHORIZATIONS


FCC

Interstate Access Tariff issued June 25, 1998, effective June 26, 1998, by Holdings (US Xchange of Wisconsin, L.L.C., US Xchange of Illinois, L.L.C., US Xchange of Indiana, L.L.C. and US Xchange of Michigan, L.L.C. concurred)

Section 214 Global Authority to Provide International Telecommunications Services issued to Holdings, dated December 16, 1996

Interstate End User Tariff issued March 12, 1998, effective March 13, 1998, by Holdings

PUCS

Public Service Commission of Local Exchange - May 22, 1997 (docket No. 6023-NC-100)
Wisconsin                    Interexchange - May 22, 1997 (docket No. 6023-NC-100)


Illinois Commerce            Local Exchange - June 25, 1997 (docket No. 97-0106)
Commission                   Interexchange - June 25, 1997 (docket No. 97-0106)

Indiana Utility Regulatory   Local Resale - May 8, 1997 (Cause No. 40779)
Commission                   Local Facilities Based - July 30, 1997 (Cause No. 40780)
                             Interexchange ReSale - May 8, 1997 (Cause No. 40778)
                             Interexchange - Facilities Based - March 18, 1998 (Cause No. 41102)

Michigan Public Service      Local Exchange - November 7, 1997 (Docket No, U-11493)
Commission                   Interexchange - non-regulated


CITY PERMITS

WISCONSIN:


Permit and License Agreement for the Use of City Rights-of-Way by and between US Xchange of Wisconsin, L.L.C. and the City of Madison, Wisconsin.

Permit and License Agreement for the Use of City Rights-of-Way, dated as November 26, 1997, between Holdings and the City of Green Bay, Wisconsin (assigned to US Xchange of Wisconsin, L.L.C. by that certain Assignment and Assumption Agreement dated as of April 29, 1999).*

Joint Use Pole Attachment Agreement, dated as of May 21, 1998, by and between the City of Menasha, Wisconsin, acting by and through the Menasha Electric and Water Utilities Commission and US Xchange of Wisconsin, L.L.C.


*Effectiveness of assignment is subject to first obtaining proper consents.
 See Schedule 6.2.

Conduit Occupancy License Agreement, executed November 11, 1998, by and between the City of Milwaukee, Wisconsin and US Xchange of Wisconsin, L.L.C.

INDIANA:

Interim Telecommunications Permit Agreement, dated August 18, 1998, between US Xchange of Indiana, L.L.C. and the City of Elkhart, Indiana.

Interim Rights-of-Way Franchise Agreement, dated February 23, 1997, by and between US Xchange of Indiana, L.L.C. and the City of Fort Wayne, Indiana.

Interim Telecommunications Permit Agreement, dated March 17, 1998, by and between US Xchange of Indiana, L.L.C. and the City of Mishawaka, Indiana.

Agreement for the Joint Use of Poles, dated as of February 23, 1998, between the Board of Public Works and Safety of Mishawaka, Indiana for and on behalf of its electric utility and US Xchange of Indiana, L.L.C.


Interim Telecommunications Permit Agreement made as of March 2, 1998 by and between US Xchange of Indiana, L.L.C. and the City of South Bend, Indiana.


MICHIGAN:

Interim Telecommunications Agreement between Holdings and the City of Battle Creek, Michigan (assigned to US Xchange of Michigan, L.L.C. by that certain Assignment and Assumption Agreement, dated as of April 28, 1999).*

Telecommunications Permit between the City of Kalamazoo, Michigan and Holdings executed as of October 6, 1998 (assigned to US Xchange of Michigan, L.L.C. by that certain Assignment and Assumption Agreement, dated as of April 28, 1999).*

Telecommunications Permit for US Xchange, L.L.C. between US Xchange of Michigan, L.L.C. and the City of Portage, Michigan, undated.

Telecommunications Provider's Permit granted to Holdings by the City of Grand Rapids, Michigan, dated June 9, 1998 (assigned to US Xchange of Michigan, L.L.C. by that certain Assignment and Assumption Agreement, dated as of April 28,
1999).*


STATE QUALIFICATIONS:

Qualification in Wisconsin as a foreign limited liability company by US Xchange of Wisconsin, L.L.C., dated as of March 17, 1997.

*Effectiveness of assignment is subject to first obtaining proper consents.
 See Schedule 6.2.

Qualification in Illinois as a foreign limited liability company by US Xchange of Illinois, L.L.C., filed as of December 26, 1996.

Authorization to Transact Business in the State of Indiana, issued on December 23, 1996, to US Xchange of Indiana, L.L.C. by the Office of the Secretary of State of Indiana.

Certificate of Authority to Transact business in Michigan, issued to US Xchange of Michigan, L.L.C. on June 19, 1997 by the Michigan Department of Consumer and Industry Services.

Certificate of Authority to Transact business in Michigan, issued to US Xchange Finance Company, L.L.C. on April 27, 1999 by the Michigan Department of Consumer and Industry Services.

                                  SCHEDULE 4.6

                         AGREEMENTS AND OTHER DOCUMENTS

(a) Supply agreements and purchase agreements not terminable within 60 days following written notice and involving a transaction in excess of $1 million per year:

 - Product Agreement between Holdings and Lucent Technologies Inc. (Contract No. LNM970123CRUSX), first executed as of April 4, 1997 as amended by Amendment Number One (executed as of August 13, 1997), Amendment Number Two (executed as of January 11, 1999), and Amendment Number 3 (first executed as of April 9, 1999) thereof.

(b)      Any lease of:

          -   equipment
          -   furniture and fixtures
          -   switches
          -   towers
          -   electronics
          -   transmitting equipment
          -   Software
          -   fiber optic cables and other cabling
          -   hardware
          -   devices and components
          - any and all additions, substitutions and replacement to or of any of the foregoing, together with all attachments, components, parts, improvements, upgrades and accessions installed thereon or affixed thereto having remaining a term of one year or longer and requiring aggregate rental and other payments in excess of $500,000 per year:

    1) Service Agreements between Holdings and Time Warner Communications, dated as of December 15, 1997 and January 29, 1998.

-  See Schedule 4.31.

(c) All consents, licenses, notices, approvals, authorizations, filings, orders, registrations and permits required by any Governmental Authority for the construction or operation of a Network (excluding Regulatory Authorizations), except those the absence of which in the aggregate would not have a material adverse effect:

-  See City Permits on Schedule 4.5.

*Effectiveness of assignment is subject to first obtaining proper consents.
 See Schedule 6.2.

(d) Instruments or documents evidencing indebtedness and any security interest granted by such Loan Party:

   1) Indenture dated as of June 25, 1998 between Holdings and The Bank of New York, as Trustee, with respect to $200 million 15% Senior Notes due 2008 and related Collateral Pledge and Security Agreement.

   2) Loan Agreement dated August 28, 1997 between Holdings and Comerica Bank and related Collateral Documents.

(e) Instruments and agreements evidencing the issuance of any equity securities, warrants, rights or options to purchase equity securities of the Borrower or any Restricted Subsidiary:

-  Limited Liability Company Agreements:

     -   US Xchange Finance Company, L.L.C. dated April 28, 1999
     -   US Xchange of Wisconsin, L.L.C. dated April 28, 1999
     -   US Xchange of Illinois, L.L.C. dated April 28, 1999
     -   US Xchange of Indiana, L.L.C. dated April 28, 1999
     -   US Xchange of Michigan, L.L.C. dated April 28, 1999

(f) Agreements and documents in connection with a Network or its acquisition, construction or operation, including all management and maintenance agreements, agreements for storage or warehousing of Collateral, Site Leases, interconnection agreements and easements, use agreements, contracts, deeds, collocation agreements, licenses, leases, agreements documents or means pursuant to which any Loan Party acquires Right of Way:

US XCHANGE OF WISCONSIN, L.L.C.

   1) Interconnection Agreement [Wisconsin], executed as of July 17, 1997, by and between Ameritech Information Industry Services and Holdings. (assigned to US Xchange of Wisconsin, L.L.C. by that certain Assignment and Assumption Agreement dated as of April 29, 1999).*

   2) Interconnection and Unbundling Agreement [Wisconsin], executed May 1, 1998, between GTE North Incorporated and Holdings (assigned to US Xchange of Wisconsin, L.L.C. by that certain Assignment and Assumption Agreement dated as of April 29, 1999).

   3) Fiber Optic Exchange Agreement, dated as of September 25, 1998, by and between Norlight Telecommunications, Inc. and Holdings (assigned to US Xchange of Wisconsin, L.L.C. by that certain Assignment and Assumption Agreement dated as of April 29, 1999).

   4) Permit and License Agreement for the Use of City Rights-of-Way by and between US Xchange of Wisconsin, L.L.C. and the City of Madison, Wisconsin.

   5) Permit and License Agreement for the Use of City Rights-of-Way, dated as November 26, 1997, between Holdings and the City of Green Bay, Wisconsin (assigned to US Xchange of Wisconsin, L.L.C. by that certain Assignment and Assumption Agreement dated as of April 29, 1999).*



*Effectiveness of assignment is subject to first obtaining proper consents.
 See Schedule 6.2.

   6) Licensing Agreement for Attachment of Fiber Optic Cable to Poles, dated as of January 20, 1998, by and between Madison Gas and Electric and Holdings (assigned to US Xchange of Wisconsin, L.L.C. by that certain Assignment and Assumption Agreement dated as of April 29, 1999).*

   7) Joint Use Agreement, dated December 15, 1997, between US Xchange of Wisconsin, L.L.C. and Wisconsin Electric Power Company.

   8) Joint Use Pole Attachment Agreement, dated as of May 21, 1998, by and between the City of Menasha, Wisconsin, acting by and through the Menasha Electric and Water Utilities Commission and US Xchange of Wisconsin, L.L.C.

   9) Pole Lease Agreement, executed as of January 27, 1999, between Wisconsin Power and Light Company and US Xchange of Wisconsin, L.L.C.

   10) Conduit Occupancy License Agreement, undated, between the City of Milwaukee and US Xchange of Wisconsin, L.L.C.

   11) Conduit Occupancy Agreement between US Xchange of Wisconsin, L.L.C. and Time Warner Entertainment Company, L.P. through its Green Bay Division.

   12) Wire Line Crossing Agreement, dated as of May 4, 1998, by and between Union Pacific Railroad Company and US Xchange of Wisconsin, L.L.C.

   13) Resale Agreement for the Provision of Paging Services, executed as of February 16, 1998, by and between New-Cell, Inc. and its Managed Properties and US Xchange of Wisconsin, L.L.C.



US XCHANGE OF INDIANA, L.L.C.

   1) Interconnection Agreement [Indiana], executed as of July 17, 1997, by and between Ameritech Information Industry Services and Holdings (assigned to US Xchange of Indiana, L.L.C. by that certain Assignment and Assumption Agreement dated as of April 29, 1999).*

   2) Interconnection Agreement [Indiana], executed as of March 12, 1998, by and between Contel of the South, Inc. d/b/a/ GTE Systems of the South and GTE North Incorporated and Holdings (assigned to US Xchange of Indiana, L.L.C. by that certain Assignment and Assumption Agreement dated as of April 29, 1999).

   3) Agreement for the Joint Use of Poles, dated as of February 23, 1998, between the Board of Public Works and Safety of Mishawaka, Indiana for and on behalf of its electric utility and US Xchange of Indiana, L.L.C.

   4) Pole Attachment License Agreement, executed September 15, 1998, by and between Southern Indiana Gas and Electric Company and US Xchange of Indiana, L.L.C.

   5) Request/Permit/Authorization to Attach to GTE Poles or Occupy GTE Conduit [Elkhart, IN], dated as of August 11, 1998.

   6) Agreement, effective as of November 16, 1998, by and between Northern Indiana Public Service Company and US Xchange of Indiana, L.L.C.

   7) Pole Attachment License Agreement, dated as of December 1, 1997, between Indiana Michigan




*Effectiveness of assignment is subject to first obtaining proper consents.
 See Schedule 6.2.

         Power Company and US Xchange of Indiana,L.L.C.

   8) Telecommunications Pole Attachment Agreement, dated May 4, 1998, between US Xchange of Indiana, L.L.C. and PSI Energy, Inc.

   9) Underground Facilities Locating and Marking Service Agreement, dated as of December 1, 1998, between SM&P Utility Resources, Inc. and US Xchange of Indiana, L.L.C.

   10) Interim Rights-of-Way Franchise Agreement, dated February 23, 1997, by and between US Xchange of Indiana, L.L.C. and the City of Fort Wayne, Indiana.

   11) Wireline Crossing Agreement, dated as of September 1, 1998, by and between CSX Transportation, Inc. and US Xchange of Indiana, L.L.C.



US XCHANGE OF ILLINOIS, L.L.C.

   1) Interconnection Agreement [Illinois], dated as of July 17, 1997, by and between Ameritech Information Industry Services and Holdings (assigned to US Xchange of Illinois, L.L.C. by that certain Assignment and Assumption Agreement dated as of April 29, 1999).*

   2) Interconnection, Resale and Unbundling Agreement, executed as of February 5, 1999, between GTE South Incorporated, GTE North Incorporated and US Xchange of Illinois, L.L.C.

   3) Agreement for Indefeasible Right to Use of Duct and Dark Fiber, dated March 26, 1999, by and between Holdings and the Illinois State Toll Highway Authority (assigned to US Xchange of Illinois, L.L.C. by that certain Assignment and Assumption Agreement dated as of April 29,
         1999).*

   4) Fiber Installation Agreement, executed as of April 7, 1999, between Holdings and MFS Network Technologies, Inc. (assigned to US Xchange of Illinois, L.L.C. by that certain Assignment and Assumption Agreement dated as of April 29, 1999).



US XCHANGE OF MICHIGAN, L.L.C.

   1) Interconnection Agreement [Michigan], executed as of July 17, 1997, by and between Ameritech Information Industry Services and Holdings (assigned to US Xchange of Michigan, L.L.C. by that certain Assignment and Assumption Agreement dated as of April 29, 1999).*

   2) Pole Attachment Agreement, effective January 1, 1999, by and between Consumers Energy Company and US Xchange of Michigan, L.L.C.



HOLDINGS

   1) Carrier Agreement, executed as of September 15, 1997, between MCI Telecommunications Corporation and Holdings.

   2) Fiber Optic Joint Construction and Exchange Agreement, effective as of November 12, 1998, by and between Holdings and McCleodUSA.



*Effectiveness of assignment is subject to first obtaining proper consents.
 See Schedule 6.2.

   3) Fiber Optic Construction and Exchange Agreement, dated as of July 6, 1998, by and between Holdings and McCleodUSA.

   4) Fiber Optic Construction Agreement and Grant of IRU, effective as of March 11, 1999, by and between Norlight Telecommunications, Inc. and Holdings.

   5) Telecommunications Service Agreement, dated as of July 7, 1997, as amended by Amendment No. 1, effective as of August 19, 1997, Amendment No. 2, executed as of June 30, 1998 and Amendment No. 3, executed as of March 17, 1999, by and between IXC Communications Services, Inc. (as successor to IXC Long Distance Services, Inc.) and Holdings.

   -     See Schedule 4.6(a).

   -     Site and Site Leases - See Schedule 4.18.

   -     See Schedule 4.31.



(g)      Change of Control Restrictions:

   1) Joint Use Pole Attachment Agreement, dated as of May 21, 1998, by and between the City of Menasha, Wisconsin, acting by and through the Menasha Electric and Water Utilities Commission and US Xchange of Wisconsin, L.L.C.

   2) Pole Lease Agreement, executed as of January 27, 1999, between Wisconsin Power and Light Company and US Xchange of Wisconsin, L.L.C.

   3) Wireline Crossing Agreement, dated as of May 4, 1998, by and between Union Pacific Railroad Company and US Xchange of Wisconsin, L.L.C.

   4) Conduit Occupancy Agreement between US Xchange of Wisconsin, L.L.C. and Time Warner Entertainment Company, L.P. through its Green Bay Division.

   5) Joint Use Agreement, dated as of December 15, 1997, between US Xchange of Wisconsin, L.L.C. and Wisconsin Electric Power Company.

   6) Licensing Agreement for Attachment of Fiber Optic Cable to Poles, dated as of January 20, 1998, by and between Madison Gas and Electric and Holdings.

   7) Wireline Crossing Agreement, dated as of September 1, 1998, by and between CSX Transportation, Inc. and US Xchange of Indiana, L.L.C.

   8) Carrier Agreement, executed as of September 15, 1997, between MCI Telecommunications Corporation and Holdings.



(h) Restrictions on Assignment:

US XCHANGE OF WISCONSIN, L.L.C.

   -     See items listed under "US Xchange of Wisconsin, L.L.C." on Schedule
         4.5.

   -     See items listed under "US Xchange of Wisconsin, L.L.C." on Schedule
         4.6(f).



*Effectiveness of assignment is subject to first obtaining proper consents.
 See Schedule 6.2.

US XCHANGE OF INDIANA, L.L.C.

   -     See items listed under "US Xchange of Indiana, L.L.C." on Schedule 4.5.

   -     See items listed under "US Xchange of Indiana, L.L.C." Schedule 4.6(f).


US XCHANGE OF ILLINOIS, L.L.C.

   -     See items listed under "US Xchange of Illinois, L.L.C." on Schedule
         4.6(f).

US XCHANGE OF MICHIGAN, L.L.C.

   -     See items listed under "US Xchange of Michigan, L.L.C." on Schedule
         4.5.

   -     See items listed under "US Xchange of Michigan, L.L.C." on Schedule
         4.6(f).


HOLDINGS

   -     See Schedule 4.6(a).

   -     See Schedule 4.6(b).

   -     See items 1-4 and bulleted items listed on Schedule 4.6(f)






*Effectiveness of assignment is subject to first obtaining proper consents.
 See Schedule 6.2.

                                  SCHEDULE 4.8

                          RESTRICTIONS ON INDEBTEDNESS


   -     See Schedule 4.6(d)(1).

                                  SCHEDULE 4.9

                              GOVERNMENT CONTRACTS

None.

                                  SCHEDULE 4.10

                              FINANCIAL STATEMENTS

1) See attached Form 10-K for audited Financial Statements of Holdings as of and for the year ended December 31, 1998.

2)   See attached Business Plan and Projections.

                                  SCHEDULE 4.13

                               EXISTING INSURANCE

See Attached.

                                  SCHEDULE 4.16

                                  LABOR MATTERS


1) Employment Agreement between Holdings and Lee Thibaudeau, dated as of March 3, 1997.

2) Employment Agreement between Holdings and Daniel Fabry, dated as of February 27, 1997.

3) Employment Agreement between Holdings and Ricky Pigeon, dated as of March 29, 1997.

                                  SCHEDULE 4.17

                                   LITIGATION

None.

                                  SCHEDULE 4.18

             SITE AND SITE LEASES; REAL PROPERTY; EQUIPMENT LOCATION

(I)  SITE AND SITE LEASES:

------------------------------------------------------------------------------------------------------------------
CITY                  LEASE TYPE       LEASE                                     ADDRESS
------------------------------------------------------------------------------------------------------------------

Appleton,                              WI office Lease Agreement effective      3100 North Ballard Road
                                       February 20, 1998                        Appleton, WI  54911
                                       by and between Wilfred and
                                       Lorna Van Handel and US Xchange of
                                       Wisconsin, L.L.C.
------------------------------------------------------------------------------------------------------------------

Appleton, WI            switch         Lease of Equipment and Office Space      10 W. College Ave.  Suite 116 & 117
                                       effective as of July 16, 1997, by        Appleton, WI 54911
                                       and between NAC Corp. and US
                                       Xchange of Wisconsin, L.L.C.
------------------------------------------------------------------------------------------------------------------

Bloomington, IN         office         Lease executed February 23, 1998,        320 West Eighth St. Showers Plaza,
                                       by and between CFC Inc. and US           Ste. 216
                                       Xchange of Indiana, L.L.C.               Bloomington, IN  47404
------------------------------------------------------------------------------------------------------------------

Bloomington, IN         switch         Commercial Lease executed March 31,      2599 W. Vernal Pike, Suite C,
                                       1998, by and between Tapp Road, LLC      Bloomington, IN 47404
                                       and US Xchange of Indiana, L.L.C.
------------------------------------------------------------------------------------------------------------------

Elkhart, IN             switch         Land Lease dated July, 1, 1998, by       621 S. Fourth Street
                                       and between GFH, Inc. and Holdings.      Elkhart, IN 46516
------------------------------------------------------------------------------------------------------------------

Evansville, IN          office         Lease Agreement executed June 18,        101 NW First Street, Suite 201
                                       1998, by and between Mantis              Evansville, IN  47708
                                       Corporation and US Xchange of
                                       Indiana, L.L.C.
------------------------------------------------------------------------------------------------------------------

Evansville,                            IN switch Lease executed as of April 15, 5727 Old Boonville Highway
                                       1998, by and  between Woodward, LLC      Evansville, IN 47715
                                       and US Xchange of Indiana, L.L.C.
------------------------------------------------------------------------------------------------------------------

Fort Wayne, IN          office         Office Lease dated April 27, 1998,       2990 E. Coliseum Blvd., Suite 100
                                       by and between 3000 Coliseum             Fort Wayne, IN 46805
                                       Investors LLC and US Xchange of
                                       Indiana, L.L.C.
------------------------------------------------------------------------------------------------------------------

Fort Wayne, IN          switch         Office Lease dated February 6,           2730 E. Coliseum Blvd., Suite 100
                                       1998, by and between 3000 Coliseum       Fort Wayne, IN 46805
                                       Investors LLC and US Xchange of Indiana,
                                       L.L.C.
------------------------------------------------------------------------------------------------------------------

Grand Rapids, MI       corporate       None.  See Item 1 to Schedule 4.41.      20 Monroe Avenue NW, Suite 450
                     headquarters                                               Grand Rapids, MI 49503
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
Grand Rapids, MI        office         Lease dated May 8, 1997, by and          44 Grandville SW,  Suite 400
                                       between Market Square Group, L.L.C.      Grand Rapids MI  49503
                                       and Holdings, as amended by
                                       Amendment No. 1, executed January
                                       6, 1998.
------------------------------------------------------------------------------------------------------------------

Grand Rapids, MI        switch         Lease Agreement dated December 22,       400 76th St. SW, Suites 1 and 2
                                       1998, by and between 76 Business         Grand Rapids, MI 49509
                                       Complex LLC and US Xchange of
                                       Michigan, L.L.C.

------------------------------------------------------------------------------------------------------------------

Green Bay, WI           switch         Lease dated as of December 18, 1997      529 S. Jefferson St.
                                       by and between Jadeite, Inc. and         Green Bay, WI 54301
                                       Holdings.
------------------------------------------------------------------------------------------------------------------

Green Bay, WI           office         Lease Agreement dated as of August       2150 Gross Avenue
                                       1, 1997 by and between Focus Group       Green Bay, WI 54304
                                       LLP and US Xchange of Wisconsin, L.L.C.
------------------------------------------------------------------------------------------------------------------

Green Bay, WI           office         Lease Agreement dated March 1,           2150 Holmgrem Way
                                       1998, by and between Focus Group         Green Bay, WI  54304
                                       LLP and US Xchange of Wisconsin, L.L.C.
------------------------------------------------------------------------------------------------------------------

Kalamazoo, MI           switch         Lease Agreement dated August 3,          4570 Commercial Drive, Suite G,
                                       1998, by and between Holdings and        Portage, MI 49002
                                       Lageoc, Ltd.
------------------------------------------------------------------------------------------------------------------

Kalamazoo, MI           switch         Land Lease dated February 26, 1999,      131 US 131 S.
                                       by and between Steve and Twilla          White Pigeon, MI 49099
                                       Bornman, d.b.a. White Pigeon Mini
                                       Storage and US Xchange of Michigan,
                                       L.L.C.

------------------------------------------------------------------------------------------------------------------

Kalamazoo, MI           office         Lease Agreement executed as of           259 E. Michigan Ave., Suite 407
                                       February 4, 1999, by and between         Kalamazoo, MI 49007
                                       Main Street East, L.L.C. and US
                                       Xchange of Michigan, L.L.C.

------------------------------------------------------------------------------------------------------------------

Layfayette, IN          switch         Commercial Lease Agreement dated         2304 Brothers Drive, Suite E & F
                                       May, 20, 1998 by and between             Lafayette, IN  47905
                                       NOR-NIC Investments and US Xchange
                                       of Indiana, L.L.C.
------------------------------------------------------------------------------------------------------------------

Layfayette, IN          office         Lease Agreement dated as of July 1,      8 North 3rd Street, Suite 302
                                       1998, by and between Earl & Hatcher      Lafayette, IN 47901
                                       Block Partnership and US Xchange of
                                       Indiana, L.L.C.
------------------------------------------------------------------------------------------------------------------

Madison, WI             office         Office Lease dated August, 1998, by      One S. Pinckney Street, Suite 510
                                       and between Firstar Bank Wisconsin       Madison, WI  53701
                                       and US Xchange of Wisconsin, L.L.C.
------------------------------------------------------------------------------------------------------------------

Madison, WI             switch         Lease Agreement dated November,          222 West Washington Bldg,  Suite 1,
                                       1997, by and between West                Madison, WI 53704
                                       Washington Associates LLC and US
                                       Xchange of Wisconsin, L.L.C.
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
Milwaukee, WI           switch         Office Space Lease dated April 16,       744 N 4th Street, Suite 255
                                       1997 by and between Towne Realty,        Milwaukee, WI 53203
                                       Inc. and US Xchange L.L.C., amended
                                       by First Amendment dated January 9,
                                       1998.
------------------------------------------------------------------------------------------------------------------

Milwaukee, WI           switch         Office Space Lease dated November        324 E. Wisconsin Avenue, Suite 1006
                                       4,1998 by and between Towne Realty,      Milwaukee, WI 53202
                                       Inc. and US Xchange of Wisconsin,
                                       L.L.C., amended by First Amendment
                                       dated November 16, 1998.
------------------------------------------------------------------------------------------------------------------

Milwaukee, WI           office         Service Center Lease dated April         10101 Innovation Drive, Suite 100
                                       20, 1999, by and between Wood Lake       Milwaukee, WI  53226
                                       L.L.C. and US Xchange of Wisconsin,
                                       L.L.C.
------------------------------------------------------------------------------------------------------------------

Oshkosh, WI             switch         Lease Agreement dated September 18,      321 Pearl Ave.
                                       1997, by and between US Xchange and      Oshkosh, WI 54901
                                       Dumke & Associates, L.L.C.
------------------------------------------------------------------------------------------------------------------

Rockford, IL            switch         Business Center Lease dated April        9934 N. Alpine Road, Suite 107,
                                       27, 1998, by and between Willow          Machesney Park, IL 61115
                                       Creek Developers L.L.C. and US
                                       Xchange of Illinois, L.L.C.
------------------------------------------------------------------------------------------------------------------

Rockford, IL            office         Lease dated May 19, 1998, by and         124 North Water St.,  Suite 303,
                                       between Bank One N.A. Rockford and       Rockford, IL 61107
                                       US Xchange of Illinois, L.L.C.
------------------------------------------------------------------------------------------------------------------

South Bend, IN       Sales Office      Office Building Lease dated              First Bank Building
                                       December 16, 1997, by and between        205 W. Jefferson Blvd. Suite 100
                                       1st Source Bank and US Xchange of        South Bend, IN 46601
                                       Indiana, L.L.C.
------------------------------------------------------------------------------------------------------------------

South Bend,             switch         Lease Agreement dated February 6,        221 Red Coach Drive, Ste. A
Mishawaka                              1998, by and between US Xchange of       Cambridge Office Plaza
Switch, Office,                        Indiana, L.L.C. and James Z. and         Mishawaka, IN  46545
IN                                     Christine E. Sieradzki.
------------------------------------------------------------------------------------------------------------------

(ii)     OWNED REAL PROPERTY:
             None

(iii)    EQUIPMENT LIST:

             See Attached.

                                  SCHEDULE 4.31

                              INTELLECTUAL PROPERTY

   1) PCR Standard Software License Agreement, executed as of April 1, 1998, by and between Professional Computing Resources, Inc. and Holdings.

   2) PCR Standard Software License Agreement, executed as of July 7, 1997, by and between Professional Computing Resources, Inc. and Holdings.

   3) Oracle Server- Enterprise Edition and Web Developer Suite and Technical Support purchase order dated November 11, 1997, executed by Holdings.

   4) Master Software License and Services Agreement, effective March 3, 1998, by and between MetaSolv Software, Inc. and Holdings, as amended by addenda dated February 20, 1998 and March 2, 1998.

   5) Software Agreement (No. S294058), executed as of June 18, 1998, by and between DSET Corporation and Holdings.

   6) Software License Agreement between IXC Long Distance, Inc. and US Xchange of Michigan, L.L.C., dated as of July 7, 1997.

   7) Product Agreement between Holdings and Lucent Technologies Inc. (Contract No. LNM970123CRUSX), first executed as of April 4, 1997 as amended by Amendment Number One (executed as of August 13, 1997), Amendment Number Two (executed as of January 11, 1999), and Amendment Number 3 (first executed as of April 9, 1999) thereof.

   8) Number Portability Administration Center/Service Management System ("NPAC/SMS") User Agreement, executed June 25, 1998 between Holdings and Lockheed Martin IMS.

                                  SCHEDULE 4.32

                            ENVIRONMENTAL ASSESSMENTS

   - Phase I Environmental Assessment, dated as of June 1, 1998, prepared by Alt & Witzig Engineering, Inc. Environmental Division- Elkhart, IN

                                  SCHEDULE 4.33

                   SECURITY INTERESTS - RECORDINGS AND FILINGS

All recordings and filings necessary to create a perfected first priority security interest in all right, title, estate and interest of each Loan Party in the Collateral which may be perfected by filing:


------------------------------------------------------------------------------------------------------------
LOAN PARTY                                  FILING OFFICE

------------------------------------------------------------------------------------------------------------
HOLDINGS                                    Michigan Secretary of State (including Transmitting Utility
BORROWER                                    Filing)
                                            County of Kent (Grand Rapids)

------------------------------------------------------------------------------------------------------------

US XCHANGE OF WISCONSIN, L.L.C.             Wisconsin Secretary of State (including Transmitting Utility
                                            Filing)
                                            Michigan Secretary of State (including Transmitting Utility
                                            Filing)
                                            County of Kent, Michigan (Grand Rapids)

                                            WISCONSIN COUNTIES:

                                            County of Outagamie (Appleton)
                                            County of Brown (Green Bay)
                                            County of Dane (Madison)
                                            County of Milwaukee (Milwaukee)
                                            County of Winnebago (Oshkosh)
                                            County of Calumet
                                            County of Washington

------------------------------------------------------------------------------------------------------------

US XCHANGE OF INDIANA, L.L.C.               Indiana Secretary of State (including Transmitting Utility
                                            Filing)
                                            Michigan Secretary of State (including Transmitting Utility
                                            Filing)
                                            County of Kent, Michigan (Grand Rapids)

                                            INDIANA COUNTIES:

                                            County of Monroe (Bloomington)
                                            County of Elkhart (Elkhart)
                                            County of Vanderburgh (Evansville)
                                            County of Allen (Fort Wayne)
                                            County of Tippecanoe (Lafayette)
                                            County of St. Joseph (South Bend and Mishawaka)

------------------------------------------------------------------------------------------------------------

US XCHANGE OF ILLINOIS, L.L.C.              Illinois Secretary of State (including Transmitting Utility
                                            Filing)
                                            Michigan Secretary of State (including Transmitting Utility
                                            Filing)
                                            County of Kent, Michigan (Grand Rapids)

                                            ILLINOIS COUNTIES:


------------------------------------------------------------------------------------------------------------
LOAN PARTY                                  FILING OFFICE
------------------------------------------------------------------------------------------------------------
                                            County of Winnebago (Rockford)
------------------------------------------------------------------------------------------------------------

US XCHANGE OF MICHIGAN, L.L.C.              Michigan Secretary of State (including Transmitting Utility filing)

                                            MICHIGAN COUNTIES:

                                            County of Kalamazoo (Kalamazoo)
                                            County of Kent (Grand Rapids)

-------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 4.34

                                PLACE OF BUSINESS

LOAN PARTY                      ADDRESS


HOLDINGS                        20 Monroe Avenue, N.W., Suite 450
                                Grand Rapids, Michigan 49503  (1)

US XCHANGE FINANCE COMPANY,     20 Monroe Avenue, N.W., Suite 450
L.L.C.                          Grand Rapids, Michigan 49503  (1)

US XCHANGE OF ILLINOIS, L.L.C.  20 Monroe Avenue, N.W., Suite 450
                                Grand Rapids, Michigan 49503  (2)

                                124 North Water Street, Suite 303
                                Rockford, Illinois 61107      (3)

US XCHANGE OF INDIANA, L.L.C.   20 Monroe Avenue, N.W., Suite 450
                                Grand Rapids, Michigan 49503  (2)

                                2990 E. Coliseum Blvd., Suite 100
                                Fort Wayne, Indiana 46805     (3)

US XCHANGE OF MICHIGAN, L.L.C.  20 Monroe Avenue, N.W., Suite 450
                                Grand Rapids, Michigan 49503  (2)

                                44 Grandville SW, Suite 400
                                Grand Rapids, Michigan 49503  (3)

US XCHANGE OF WISCONSIN,        20 Monroe Avenue, N.W., Suite 450
L.L.C.                           Grand Rapids, Michigan 49503 (2)

                                2150 Holmgrem Way
                                Green Bay, Wisconsin 54304     (3)



----------------------------

(1) Chief executive office and principal place of business
(2) Chief executive office
(3) Principal place of business

                                  SCHEDULE 4.35

                             LOCATION OF COLLATERAL


See Schedule 4.18(iii).

                                  SCHEDULE 4.40

                                  ASSUMED NAMES


None.

                                  SCHEDULE 4.41

                          TRANSACTIONS WITH AFFILIATES

   1) See Item 13 to Holdings' Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

   2) US Xchange Directories, L.L.C. is a limited liability company owned by R.H. VanderPol, the sons of R.H. VanderPol and R. Postma. US Xchange Directories, L.L.C. has been formed to publish and distribute telephone directories in Milwaukee, Wisconsin. Holdings assigned the lease for its sales office in Milwaukee, Wisconsin, located at 10201 Innovation Drive, Suite 100, to US Xchange Directories, L.L.C.

                                  SCHEDULE 5.1

                              CLOSING CERTIFICATES

                  The Secretary of State of Illinois has not issued a Certificate of Good Standing for US Xchange of Illinois, L.L.C. because the records of the Secretary of State of Illinois do not reflect that US Xchange of Illinois, L.L.C. has filed its 1998 limited liability company annual report with the Illinois Secretary of State by its due date (December 1, 1998). We have been informed by US Xchange of Illinois, L.L.C. that it filed the requisite annual report on or about November 18, 1998, but that the office of the Illinois Secretary of State has not as yet reflected its receipt of this report on its records. Under Illinois law (805 ILCS 180/50-15), a limited liability company which is not in good standing is potentially liable for fines in the amount of $100, plus $50 for each month in which the company is not in good standing, as well as limitations on the ability of the company to make filings with the Illinois Secretary of State.

                                  SCHEDULE 6.2

                               POST-CLOSING ITEMS


   1) US Xchange of Indiana, L.L.C. shall deliver to the Administrative Agent all Regulatory Authorizations, legal opinions, financing statements and other documents as reasonably requested by the Administrative Agent in order for US Xchange of Indiana, L.L.C. to become a Subsidiary Guarantor by August 31, 1999.

   2) US Xchange of Illinois, L.L.C. shall deliver a Certificate of Good Standing for the State of Illinois to the Administrative Agent by June 30, 1999.

   3) The Loan Parties shall deliver a listing of all material assets of each Loan Party as of the Closing Date as required by Section 5.3(i) to the Administrative Agent by May 31, 1999.

   4) The Loan Parties shall deliver substantially all of the Landlord Consents to the Administrative Agent on or prior to June 30, 1999 from the following:

SITE LEASES:

Wisconsin
    West Washington Associates LLC (Madison)
    Jadeite, Inc. (Green Bay)

Indiana
    3000 Coliseum Investors LLC (Fort Wayne)
    NOR-NIC Investments (Lafayette)

Illinois
    Aspen Business Center One LLC (Rockford)

Michigan
    76 Business Complex LLC (Grand Rapids)

OTHER LEASES:

Wisconsin
    FirstStar Bank Wisconsin (Madison sales)
    Wilfred and Lorna Van Handel (Appleton sales)

Indiana:
    Earl & Hatcher Block Partnership (Lafayette sales)

5) The Loan Parties shall effect the assignment of substantially all of the following from Holdings to the respective operating subsidiaries on or before July 31, 1999:

   a) Interconnection Agreement [Wisconsin], executed as of July 17, 1997, by and between Ameritech Information Industry Services and Holdings [to US Xchange of Wisconsin, L.L.C.].

   b) Permit and License Agreement for the Use of City Rights-of-Way, dated as November 26, 1997, between Holdings and the City of Green Bay, Wisconsin [to US Xchange of Wisconsin, L.L.C.].

   c) Licensing Agreement for Attachment of Fiber Optic Cable to Poles, dated as of January 20, 1998, by and between Madison Gas and Electric and Holdings. [to US Xchange of Wisconsin, L.L.C.].

   d) Office Space Lease dated April 16, 1997 by and between Towne Realty, Inc. and Holdings, amended by First Amendment dated January 9, 1998 [to US Xchange of Wisconsin, L.L.C.] [switch].

   e) Lease Agreement dated September 18, 1997 by and between Holdings and Dumke & Associates, L.L.C. [to US Xchange of Wisconsin, L.L.C.] [switch].

   f) Interconnection Agreement [Indiana], executed as of July 17, 1997, by and between Ameritech Information Industry Services and Holdings.

   g) Interconnection Agreement [Illinois], dated as of July 17, 1997, by and between Ameritech Information Industry Services and Holdings.

   h) Agreement for Indefeasible Right to Use of Duct and Dark Fiber, dated March 25, 1999, by and between Holdings and the Illinois State Toll Highway Authority [to US Xchange of Illinois, L.L.C.].

   i) Interconnection Agreement [Michigan], executed as of July 17, 1997, by and between Ameritech Information Industry Services and Holdings.

   j) Interim Telecommunications Agreement between Holdings and the City of Battle Creek, Michigan [to US Xchange of Michigan, L.L.C.].

   k) Telecommunications Permit between the City of Kalamazoo, Michigan and Holdings executed as of October 6, 1998 [to US Xchange of Michigan, L.L.C.].

   l) Telecommunications Provider's Permit granted to Holdings by the City of Grand Rapids, Michigan, dated June 9, 1998 [to US Xchange of Michigan, L.L.C.].

   m) Lease Agreement dated August 3, 1998, by and between Holdings and Lageoc, Ltd. [to US Xchange of Michigan, L.L.C.] [switch].

                                  SCHEDULE 7.7


                               REQUIRED INSURANCE

See Schedule 4.13.

                                  SCHEDULE 7.17

                               FINANCIAL COVENANTS

STAGE 1 FINANCIAL COVENANTS

TOTAL DEBT TO TOTAL CAPITALIZATION       Not Greater Than 82.5%

SENIOR DEBT TO TOTAL CAPITALIZATION      Not Greater Than 25%


FOR THE QUARTER ENDED                    MINIMUM QUARTERLY REVENUES
---------------------                    --------------------------
June 30, 1999                                    $8,000,000
September 30, 1999                              $12,000,000
December 31, 1999                               $16,900,000
March 31, 2000                                  $18,700,000
June 30, 2000                                   $20,800,000
September 30, 2000                              $23,100,000
December 31, 2000                               $25,700,000
March 31, 2001                                  $27,500,000
June 30, 2001                                   $29,400,000
September 30, 2001                              $31,500,000
December 31, 2001                               $33,700,000
March 31, 2002                                  $38,875,000
June 30, 2002                                   $38,875,000
September 30, 2002                              $38,875,000
December 31, 2002                               $38,875,000
March 31, 2003                                  $46,675,000
June 30, 2003                                   $46,675,000
September 30, 2003                              $46,675,000
December 31, 2003                               $46,675,000
March 31, 2004                                  $53,675,000
June 30, 2004                                   $53,675,000
September 30, 2004                              $53,675,000
December 31, 2004                               $53,675,000
March 31, 2005                                  $60,025,000
June 30, 2005                                   $60,025,000
September 30, 2005                              $60,025,000
December 31, 2005 and each quarter              $60,025,000
thereafter


                                         MINIMUM QUARTERLY EBITDA/
FOR THE QUARTER ENDED                    MAXIMUM QUARTERLY LOSSES
---------------------                    ------------------------
June 30, 1999                                  ($12,200,000)
September 30, 1999                              ($9,000,000)
December 31, 1999                               ($4,800,000)
March 31, 2000                                  ($2,700,000)
June 30, 2000                                   ($1,000,000)
September 30, 2000                               $2,000,000
December 31, 2000                                $4,300,000
March 31, 2001                                   $5,400,000
June 30, 2001                                    $6,600,000
September 30, 2001                               $8,000,000
December 31, 2001                                $9,500,000
March 31, 2002                                  $13,025,000
June 30, 2002                                   $13,025,000
September 30, 2002                              $13,025,000
December 31, 2002                               $13,025,000
March 31, 2003                                  $18,075,000
June 30, 2003                                   $18,075,000
September 30, 2003                              $18,075,000
December 31, 2003                               $18,075,000
March 31, 2004                                  $22,450,000
June 30, 2004                                   $22,450,000
September 30, 2004                              $22,450,000
December 31, 2004                               $22,450,000
March 31, 2005                                  $25,900,000
June 30, 2005                                   $25,900,000
September 30, 2005                              $25,900,000
December 31, 2005 and each quarter              $25,900,000
thereafter



                                           MAXIMUM CUMULATIVE
FOR THE FISCAL YEAR ENDED                  CAPITAL EXPENDITURES
-------------------------                  --------------------
December 31, 1999                              $36,300,000
December 31, 2000                               $7,700,000
December 31, 2001                               $9,800,000
December 31, 2002                               $8,900,000
December 31, 2003                               $9,400,000
December 31, 2004                               $9,400,000
December 31, 2005 and thereafter                $7,700,000

STAGE 2 FINANCIAL COVENANTS

TOTAL DEBT TO TOTAL CAPITALIZATION                   Not Greater Than 82.5%


FOR THE QUARTER ENDED                 MAXIMUM TOTAL DEBT TO ANNUALIZED EBITDA
---------------------                 ---------------------------------------
December 31, 2001                                 8.35 times
March 31, 2002                                    7.30 times
June 30, 2002                                     6.50 times
September 30, 2002                                5.70 times
December 31, 2002                                 4.61 times
March 31, 2003                                    4.60 times
June 30, 2003                                     4.30 times
September 30, 2003                                3.95 times
December 31, 2003                                 3.40 times
March 31, 2004                                    3.40 times
June 30, 2004                                     3.20 times
September 30, 2004 and each quarter               3.00 times
thereafter


FOR THE QUARTER ENDED                 MAXIMUM SENIOR DEBT TO ANNUALIZED EBITDA
---------------------                 ----------------------------------------
December 31, 2001                                 1.53 times
March 31, 2002                                    1.45 times
June 30, 2002                                     1.30 times
September 30, 2002                                1.10 times
December 31, 2002 and each quarter                1.00 times
thereafter


FOR THE QUARTER ENDED                 MINIMUM ANNUALIZED CASH INTEREST COVERAGE RATIO
---------------------                 -----------------------------------------------
December 31, 2001                                 0.9 times
March 31, 2002                                    1.0 times
June 30, 2002                                     1.1 times
September 30, 2002                                1.4 times
December 31, 2002                                 1.5 times
March 31, 2003                                    1.5 times
June 30, 2003                                     1.5 times
September 30, 2003                                2.0 times
December 31, 2003                                 2.1 times
March 31, 2004                                    2.0 times
June 30, 2004                                     2.0 times
September 30, 2004                                2.6 times
December 31, 2004                                 2.7 times
March 31, 2005 and each quarter                   2.6 times
thereafter


FOR THE QUARTER ENDED                 MINIMUM ANNUALIZED FIXED CHARGES COVERAGE RATIO
---------------------                 -----------------------------------------------
December 31, 2001                               0.55 times
March 31, 2002                                  0.60 times
June 30, 2002                                   1.10 times
September 30, 2002                              1.15 times
December 31, 2002                               1.05 times
March 31, 2003                                  1.15 times
June 30, 2003                                   1.20 times
September 30, 2003                              1.25 times
December 31, 2003 and each quarter              1.40 times
thereafter

                                  SCHEDULE 8.1

                           OTHER EXISTING INDEBTEDNESS


See Item (d)(2) of Schedule 4.6.

                                  SCHEDULE 8.2

                                      LIENS

Liens securing indebtedness described in Item (d) of Schedule 4.6.

                                  SCHEDULE 8.3

                             CONTINGENT OBLIGATIONS


None.

                                  SCHEDULE 8.14

                                   INVESTMENTS

   1. See Note 2 to audited financial statements as of and for the period ended December 31, 1998 (Schedule 4.10).

   2.    Other investments permitted by clauses (i) through (vii) of Section
         8.14.